Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C.ss.1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Solely for the purposes of complying with, and the extent required by 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies, in his capacity as the Chief Executive Officer of Fortune Entertainment Corporation, that, to his knowledge, the quarterly report of the company on Form 10-QSB for the period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.


August 18, 2005

/s/ Douglas R. Sanderson
Douglas R. Sanderson, Chief Executive Officer